UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2025

UGI Corporation

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-11071 (Commission File Number)	23-2668356 (IRS Employer Identification No.)

500 North Gulph Road, King of Prussia, PA 19406

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: 610 337-1000

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	UGI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 10, 2025, AmeriGas Propane, L.P. (the “Borrower”), a Delaware limited partnership and an indirect, wholly owned subsidiary of UGI Corporation, a Pennsylvania corporation, entered into that certain Third Amendment to Revolving Credit and Security Agreement (the “Amendment”), by and among the Borrower, the lenders party thereto (collectively, the “Lenders”) and PNC Bank, National Association, as agent for the Lenders , which amended the Borrower’s Revolving Credit and Security Agreement, dated as of August 2, 2024 (as amended, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Credit Agreement.

The Amendment, among other things, revises the definition of “Fixed Charge Coverage Ratio” to exclude, from the calculation thereof, dividends and distributions made to AmeriGas Partners, L.P., a Delaware limited partnership (“MLP”), up to specified limits for the fiscal years ending September 30, 2026 and September 30, 2027, and any unused portion of the limit for the fiscal year ending September 30, 2026 may be carried forward and added to the limit for the fiscal year ending September 30, 2027. The Amendment also adds a new Section 7.7(f) to the Credit Agreement, which further clarifies that such dividends and distributions are only permitted to the extent the proceeds thereof are contemporaneously used by MLP to make payments with respect to (A) the Senior Note or (B) other Indebtedness for borrowed money of MLP reasonably satisfactory to the Agent in its Permitted Discretion and subject to the satisfaction of certain specified conditions.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 regarding the Amendment is hereby incorporated into this Item 2.03 by reference, insofar as it relates to the creation of a direct financial obligation. This description is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number:	Description
10.1	Third Amendment to Revolving Credit and Security Agreement, dated November 10, 2025, by and among AmeriGas Propane, L.P., the lenders party thereto and PNC Bank, National Association, as agent.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Corporation

November 14, 2025	By:	/s/ Jessica A. Milner
	Name:	Jessica A. Milner
	Title:	Secretary